SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: November 22, 2005
                       (Date of earliest event reported)

                             NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                    000-25831                   11-2208052
(State or other                (Commission                (IRS Employer
 jurisdiction of                File Number)              Identification
 incorporation)                                               Number)


4805 W. Independence Pkwy., Tampa, FL           33634
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number including area code (813) 286-8644


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 2.02  Results of Operations and Financial Condition

     On November 22, 2005, NetWolves Corporation issued an earnings press release announcing its financial results for the first quarter ended September 30, 2005. A copy of the earnings press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

        (c)     Exhibits

          99.1 Earnings  Release,   dated  November  22,  2005,  announcing  the
               Registrant's financial results for the first quarter ended September 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWOLVES CORPORATION

                                        By: /s/ Peter C. Castle
                                            ---------------------
                                            Peter C. Castle
                                            Chief Financial Officer


Dated:   November 22, 2005